Exhibit 10.2

THIRD AMENDMENT TO THE
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
BETWEEN
GSC INVESTMENT CORP.
AND
GSCP (NJ), L.P.

Amendment made this  31st day of March 2010 by and between GSC Investment Corp., a  Maryland corporation (as successor to GSC Investment LLC) (the “Company”) and GSCP (NJ), L.P., a Delaware limited partnership (the “Investment Adviser”).

           WHEREAS, the Company and the Investment Manager have renewed the Investment Advisory and Management Agreement dated March 21, 2007 (the “Agreement”) for a term of one year, from March 22, 2010 until March 21, 2011; and

WHEREAS the Company and the Investment Adviser have determined that the notice period for termination of the Investment Adviser during the renewal term should be shortened from 60 days’ to 30 days;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

Amendment to Termination Provisions.  Section 9(b) of the Agreement is hereby amended by replacing the phrase “upon 60 days’ written notice” with the phrase “upon 30 days’ written notice, in the case of termination by the Company or 60 days’ written notice, in the case of termination by the Investment Adviser”.

Reference to and Effect on the Agreement.  (a) Upon the effectiveness of this Amendment (i) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended or otherwise modified hereby, and (ii) each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Agreement as amended or otherwise modified hereby.

(b)           Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date hereof.

GSC INVESTMENT CORP.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Chief Executive Officer and President

GSCP (NJ), L.P.

By:	GSCP (NJ), Inc., its general partner

By:	/s/ Eric Rubenfeld
	Name:	Eric Rubenfeld
	Title:	Senior Managing Director, General Counsel and Secretary